Impact of Deutsche Banks Transformation	12 Months Ended
Dec. 31, 2022
Impact of Deutsche Banks Transformation [Abstract]
Impact of Deutsche Banks Transformation [text block]	42 – Impact of Deutsche Bank’s transformation As of December 31, 2022, the Group has fully recognized all transformation-related effects associated with its transformation announced in July 2019. For the full year 2022 transformation related effects amounted to € 126 million, after € 1.5 billion in 2021. Since the start of the transformation phase in 2019, the Group has recognized a total of € 8.5 billion transformation related effects. As part of the transformation related effects, the Group has recognized transformation charges. For the full year 2022 transformation charges amounted to € 132 million, after € 1.0 billion in 2021. Since the start of the transformation phase in 2019, the Group has recognized a total of € 2.8 billion transformation charges.